UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                             INVESTMENT COMPANIES

                 Investment Company Act file number: 811-9521

                            KOREA EQUITY FUND, INC.

                     180 Maiden Lane, New York, N.Y. 10038

                      Nomura Asset Management U.S.A. Inc.
                     180 Maiden Lane, New York, N.Y. 10038

Registrant's telephone number, including area code: (800) 833-0018

Date of fiscal year end:   October 31, 2003

Date of reporting period:  October 31, 2003

ITEM 1.  REPORT TO SHAREHOLDERS

----------------------------------------------------------------------------

                           KOREA EQUITY FUND, INC.

                                                           December 19, 2003


To Our Shareholders:

     We present the Annual Report of Korea Equity Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2003.

     The Net Asset Value per share ("NAV") of the Fund on October 31, 2003 was $5.38, representing an increase of 25.7% for the year. The closing New York Stock Exchange ("NYSE") market price of the Fund on October 31, 2003 was $4.65, representing a 13.6% discount to the NAV. The net assets of the Fund amounted to $45,204,147 on October 31, 2003.

     The Korea Composite Stock Price Index ("KOSPI") increased from 658.9 to
782.4 or 18.7%, in local currency terms, for the year. Including the Korean won ("Won") appreciation of 3.4% during the year, this represents a total increase of 22.7% in United States ("U.S.") dollar terms. The Fund outperformed the KOSPI, in U.S. dollar terms, by 3.0 percentage points during the year.

     For the quarter ended October 31, 2003 the KOSPI, increased by 9.4% in U.S. dollar terms. The NAV of the Fund increased by 14.2% during the quarter ended October 31, 2003. The Fund outperformed the KOSPI, in U.S. dollar terms, by 4.9 percentage points during the quarter.

South Korean Economy

     Disappointing Gross Domestic Product ("GDP") data for the third quarter ended September 30, 2002 was the prelude to a difficult year ahead for the South Korean economy, particularly as we were entering the seasonally stronger second half of the year. Export growth (+7.6% quarter-over-quarter ("q-o-q")) was strong, though this was partly expected due to the low base year effect. However, the Domestic Consumption sector suffered its first contraction in more than a year (-0.2% q-o-q) as the government's efforts to rein-in excessive consumer spending started to make an impact.

     Nevertheless, the Export sector momentum continued into the fourth quarter ended December 31, 2002, a result of improved confidence following monetary easing in the U.S. Companies became willing to start rebuilding inventories that had been drawn down earlier. The Fund also believes there had been some stockpiling ahead of the confrontation in Iraq. However, the Fund believes the headline GDP number for the fourth quarter ended December 31, 2002 masked the continuing and alarming deterioration in the domestic economy.

     The first quarter ended January 31, 2003 GDP growth number represented the first contraction for the South Korean economy in two years. Consumer spending declined sharply, down by 2.1% (q-o-q), amid the continued deterioration in domestic economic conditions. The slowdown was even more pronounced in the second quarter ended March 31, 2003 given the impact of the Severe Acute Respiratory Syndrome ("SARS"), a seasonally weak period for electronics products (and therefore exports), and the one-off effect of the truck drivers' dispute. The South Korean Central Bank finally reduced its GDP growth forecast for 2003 drastically to 3%.

     Despite a decline in global interest rates, there was little monetary flexibility for the Bank of Korea to alleviate the slowdown. Earlier in the review period, the Central Bank was unable to reduce rates due to concerns that easier monetary policy would fuel already excessive and skewed consumption patterns. Subsequently, escalating oil prices due to the Middle East conflict contributed to stubbornly high inflation. Inflation remains high and is still limiting the scope for lower interest rates. Fiscal spending has been increased, which should alleviate some of the weakness. However, political uncertainty is likely to result in delays in the disbursement of much needed public funds.

     The political environment has been in turmoil recently. President Roh Moo Hyun was elected to office at a time when tension between the U.S. and North Korea was at its highest point over the last 10 years following the revelation of an on-going nuclear weapons program in North Korea. Initially cool towards the U.S., President Roh's subsequent siding with the U.S. over the nuclear weapon issue has confused the electorate. While the tension with North Korea has subsided with the U.S. negotiators having taken the first step towards a possible reconciliation, President Roh's popularity has since been eroded further by his handling of domestic labor issues. Meanwhile, the crackdown on the SK Group, one of the larger and more respected chaebols in South Korea, was seen as a step forward in corporate reform. Justifiably, to a certain extent, President Roh has held back on investigating other chaebol groups given the rapidly deteriorating economic environment. However, in recent months, there have been allegations that any investigation would likely uncover evidence of illegal campaign funds for both the ruling and opposition parties during the presidential elections. President Roh was forced into calling a referendum, causing much uncertainty.

South Korean Stock Market

     The year under review began on a positive note, boosted by a 50 basis point reduction in the U.S. Federal Reserve fund rate in early November 2002. The reduction in interest rates, coordinated with other central banks, helped to stimulate a sagging global economy. Though the recovery only came through in the latter period, it was derailed somewhat in the earlier stage when North Korea admitted to re-activating its nuclear weapons program, the outbreak of war in Iraq, and the subsequent panic in Asia over the SARS outbreak. The South Korean stock market only enjoyed a short reprieve in December 2002 and lost momentum thereafter until April 2003. The quick and unexpected conclusion of the Iraq War, the easing of the SARS situation, and the commitment of the leading central banks to reflating the global economy, all contributed to the KOSPI's subsequent recovery. The Index ended the period under review at 782.36, appreciating by 18.7% in local currency terms.

     The global economic recovery story was the main catalyst behind the KOSPI's performance. External developments entered a generally positive trend after the end of the Iraq War. The belief that there would be a peaceful resolution to the North Korean nuclear weapons issue also helped to improve sentiment. Even the industrial action that threatened to cripple the country's largest shipping port Busan had little impact. Through the course of the year, positive U.S. economic data only served to confirm the recovery coming through. The export oriented industries, in particular the Technology sector, were the out-performers within this market.

     In contrast, domestic conditions were clouded by a constant flow of negative events. In January 2003, leading mobile phone operator SK Telecom Co., Ltd. released a disastrous fourth quarter 2002 earnings report coupled with an unexplained leap in capital spending after earlier assurances that the company would return more cash to shareholders. Worse was to come, with news that the government was investigating the SK Group over alleged illegal stock transactions. SK Group Co., Ltd. and the Financial sector generally were sold off heavily when it became clear that accounting irregularities have been uncovered at SK Global that could result in imminent bankruptcy. In August, the market was shaken again by the shocking suicide of Chung Mong Hun, the fourth son of Hyundai's founding chairman, who was under investigation for alleged illegal payments made by the Hyundai Merchant Marine to North Korea before the South Korean summit in 2001. This was followed by accusations of illegal election campaign support funds given to both the ruling and opposition parties in last year's Presidential Elections. The Financial and Domestic Consumption sectors were the clear underperformers.


Portfolio Activities

     The Fund began the review year with a slightly more optimistic outlook following the cautious approach over the past year. In anticipation of an easier monetary environment globally, which should provide some support for the global economy and therefore improved demand, the Fund's overweight position in the Technology sector was raised. This was also a deliberate strategy as the Fund favored the recovering global outlook over the deteriorating domestic environment. In addition to our core holding, Samsung Electronics Co., Ltd., the Fund also added to the technology exposure through the purchase of a number of electronic component suppliers such as Sekonix Co., Ltd. and KH Vatec Co., Ltd.

     The Fund also raised the exposure to other export oriented sectors that could benefit from the global economic pick-up. An example is the Steel sector. POSCO has always been an operationally well-run company in an industry where there has been tremendous pricing pressure. The outlook brightened with improved demand (in particular from China) and fewer supply constraints. As a result, steel prices, like those of many other commodities, have been on an upward trend for most of the year. The Automobile sector is another example of where the Fund has built a sizeable position. Hyundai Motors Co., Ltd., the key automobile holding, has gained market share in both the U.S. and Europe in a declining market. The company should be able to maintain its success with an expected turnaround in consumer spending. The Fund has also invested in automobile component suppliers that would benefit from the success of Hyundai Motors Co., Ltd. These holdings included Hyundai Mobis and Hankook Tire Co., Ltd.

     The Fund has also steadily accumulated shares in the Shipbuilding sector. Shipbuilders offer good earnings visibility, with many companies experiencing order backlogs of two years. The Shipbuilding sector will also benefit from tougher regulations put in place to accelerate the phasing out of older single-hull vessels. Freight rates have been rising, justifying the confidence of maritime operators to place orders for more ships.

     Two sectors where the Fund is underweight are the Telecommunications and Financials sectors. We are concerned about the uncertain regulatory environment for the Telecommunications sector. The SK Group problem is also another factor as we trimmed our SK Telecom Co., Ltd. position.

     Within the Financials sector, the Fund eliminated its exposure to the securities and credit card companies. Securities companies derive a high proportion earnings from their investment trust businesses, and it is these affiliates that are likely to shoulder the burden of easing the liquidity crunch facing the financial system through the roll-over of maturing but dubious debt obligations. Credit card companies continued to suffer from the escalating delinquency rate and need to re-capitalize their balance sheets further. The Fund also reduced its bank share holdings.

Investment Strategy

     The South Korean government has reduced its 2003 GDP forecast drastically to below 3%. Given that the South Korean economy was particularly weak in the first two quarters of the year and it is just turning the corner in terms of the global outlook, the Export sectors will have to provide the growth momentum for the next year. Barring a sharp deterioration in external conditions, the market is either at or near the bottom of the domestic consumption cycle. Nevertheless, the Fund only sees a gradual pace of recovery as the Household sector still needs to undergo de-leveraging.

     The two immediate concerns for the Fund are the outcome of the Parliamentary Elections (and possibly also a Presidential Election), to be held in April 2004, and the structural weakness of the domestic economy in the event of a global economic downturn. The unpopular President Roh has tried to force the electorate into a referendum to support his cause, and if he loses, South Korea will be electing another President in April 2004 introducing much uncertainty during the run-up to polling. The second concern may not be material in the view of positive global developments. However, the stock market has rallied sharply and could be vulnerable to any bad news. The collapse of another mammoth chaebol group, while positive over the longer-term, will hurt investor sentiment in the short-term.

     The Fund advocates a strategy that focuses on the export oriented industries because of concerns about the deteriorating domestic economic environment. The Technology stocks remain overweight. While Samsung Electronics Co., Ltd. is still a core holding, the Fund will search for electronics components stocks that are positioned to benefit from the recovery. The Fund is also positive on the Resource sectors such as steel and petrochemicals given the return of pricing power and increased demand. As for the Domestic sectors, the Fund will stay underweight while focusing on stock selection. The Fund is wary of the vulnerability of the South Korean financial system and maintains an underweight exposure to the Financial sector. However, recent developments on the mergers and acquisitions front have placed a number of smaller banks in the limelight. The Fund invests in these names with the expectation that foreign investors are likely to buy into these banks and introduce better business practices.

     We appreciate your continuing support of your Fund.

                                      Sincerely,

                                      /s/ Yasushi Suzuki

                                      Yasushi Suzuki
                                      President




------------------------------------------------------------------------------
                               INTERNET WEBSITE
     Nomura Asset Management U.S.A. Inc. (NAM-U.S.A.) has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.
------------------------------------------------------------------------------

                                       KOREA EQUITY FUND, INC.

                                 FUND HIGHLIGHTS--OCTOBER 31, 2003



KEY STATISTICS:
    Net Assets.............................................................         $45,204,147
    Net Asset Value per Share..............................................         $      5.38
    Closing NYSE Market Price..............................................         $      4.65
    Percentage Increase in Net Asset Value per Share*......................               25.7%
    Percentage Increase in NYSE Market Price*..............................               24.7%




MARKET INDEX:
Percentage increase in market index*
                                                                               KOREAN WON       U.S.$
                                                                               ----------       -----

    Korea Composite Stock Price Index*.....................................      18.7%          22.7%
    *From November 1, 2002 through October 31, 2003



ASSET ALLOCATION:

    Korean Equity Securities...............................................             99.3%
    Other Assets Less Liabilities, Net.....................................              0.7%
                                                                                       ------
    Net Assets.............................................................            100.0%
                                                                                       ======



INDUSTRY DIVERSIFICATION:
                                                    % of                                                            % of
                                                 Net Assets                                                      Net Assets
                                                 ----------                                                      ----------

Consumer Electronics..........................      29.7           Services..................................       5.4
Banking and Financial Services................      12.4           Food and Beverages........................       4.8
Automotive Equipment and Parts................      11.1           Electrical Machinery......................       2.1
Miscellaneous Manufacturing...................      10.9           Airlines..................................       1.6
Telecommunications............................       7.5           Utilities.................................       1.0
Iron and Steel................................       6.5           Retail....................................       0.9
Chemicals & Pharmaceuticals...................       5.4


                                  TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:


                                                                                      Market            % of
Issuer                                                                                Value           Net Assets
------                                                                             -----------        ----------

Samsung Electronics Co., Ltd. .................................................    $10,987,714           24.3
Hyundai Motor Co., Ltd. .......................................................      3,615,336            8.0
POSCO. ........................................................................      2,938,403            6.5
Kookmin Bank ..................................................................      2,803,638            6.2
Daewoo Shipbuilding & Marine Engineering Co., Ltd. ............................      2,162,991            4.8
SK Telecom Co., Ltd. ..........................................................      2,119,138            4.7
LG Chemical Ltd. ..............................................................      1,637,516            3.6
Koram Bank. ...................................................................      1,585,805            3.5
Hanjin Shipping Co., Ltd. .....................................................      1,312,294            2.9
KT Corp. ......................................................................      1,281,470            2.8

------------------------------------------------------------------------------
                        REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Korea Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Korea Equity Fund, Inc. (the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 11, 2003

------------------------------------------------------------------------------

                                                KOREA EQUITY FUND, INC.

                                               SCHEDULE OF INVESTMENTS*
                                                  OCTOBER 31, 2003



                                                                                                             % of
                                                                                              Market          Net
                                                                  Shares         Cost         Value          Assets
                                                                  ------         ----         ------         ------
KOREAN EQUITY SECURITIES

Airlines

Korean Air Co., Ltd. .......................................      54,000      $ 634,163      $ 720,913        1.6
                                                                              ---------      ---------        ---
  Global airlines

Automotive Equipment and Parts
Hyundai Mobis...............................................      29,000        794,359      1,119,814        2.5
  Automotive service components
Hyundai Motor, Co., Ltd ....................................      79,000      1,907,816      2,633,333        5.8
Hyundai Motor, Co., Ltd. PFD ...............................      59,600        681,752        982,003        2.2
  Passenger cars, trucks, autoparts and commercial vehicles
Kia Motors .................................................      43,000        340,228        301,563        0.6
                                                                              ---------      ---------        ---
  Automobiles and autoparts
Total Automotive Equipment and Parts .......................                  3,724,155      5,036,713       11.1
                                                                              ---------      ---------       ----




                                            See notes to financial statements.


                                                        6

                                            KOREA EQUITY FUND, INC.
                                    SCHEDULE OF INVESTMENTS*--(Continued)
                                                OCTOBER 31, 2003


                                                                                                               % of
                                                                                                 Market         Net
                                                                   Shares       Cost             Value         Assets
                                                                   ------       ----             ------        ------
Banking and Financial


Kookmin Bank ................................................      76,808   $ 2,418,657      $ 2,803,638        6.2
  Commercial bank
Koram Bank ..................................................     138,000       972,706        1,585,805        3.5
  Commercial bank
Shinhan Financial Group Co., Ltd ............................      86,000     1,003,392        1,235,319        2.7
                                                                            -----------      -----------       ----
  Consumer and commercial-related financial services
Total Banking and Financial Services ........................                 4,394,755        5,624,762       12.4
                                                                            -----------      -----------       ----

Chemicals and Pharmaceuticals
Honam Petrochemical Corporation .............................      20,130       526,452          806,221        1.8
  Petrochemicals
LG Chemical Ltd. ............................................      40,800     1,512,295        1,637,516        3.6
                                                                            -----------      -----------       ----
   Petrochemicals
Total Chemicals and Pharmaceuticals .........................                 2,038,747        2,443,737        5.4
                                                                            -----------      -----------       ----

Consumer Electronics
LG Electronics Inc. .........................................      24,000       947,724        1,243,092        2.7
  Digital display equipment
KH Vatec Co., Ltd. ..........................................      10,000       412,889          476,553        1.1
  Electronic components
Samsung Electronics Co., Ltd. ...............................      25,868     4,652,306       10,272,885       22.7
Samsung Electronics Co., Ltd. PFD ...........................       3,600       461,482          714,829       1.6
  Consumer electronics, computers and telecommunications
Sekonix Co., Ltd.+ ..........................................      30,000       555,059          707,224        1.6
                                                                            -----------      -----------       ----
  Optical lenses, optical filters, charge coupled devises and projection TV lenses
Total Consumer Electronics ..................................                 7,029,460       13,414,583       29.7
                                                                            -----------      -----------       ----

Electrical Machinery
Samsung Electro Mechanics Co., Ltd. .........................       7,000       239,102          237,178        0.6
  Telecommunication equipment
Samsung SDI Co., Ltd. .......................................       6,700       416,653          690,663        1.5
                                                                            -----------      -----------       ----
  Cathode ray tubes for televisions and computer monitors
Total Electrical Machinery ..................................                   655,755          927,841        2.1
                                                                            -----------      -----------       ----

Food and Beverages
Dongwon F&B Co., Ltd. .......................................       9,000       264,456          300,380        0.7
  Processed frozen foods



                                            See notes to financial statements.



                                                         7


                                                KOREA EQUITY FUND, INC.
                                         SCHEDULE OF INVESTMENTS*--(Continued)
                                                   OCTOBER 31, 2003

                                                                                                                % of
                                                                                                Market           Net
                                                                   Shares       Cost            Value          Assets
                                                                   ------       ----            -----          ------

Nhong Shim Co., Ltd. ........................................       7,883     $ 484,080     $ 1,152,310         2.5
  Instant noodles
Orion Corp. .................................................      10,600       706,859         724,580         1.6
                                                                              ---------     -----------        ----
  Snacks distributor
Total Food and Beverages ....................................                 1,455,395       2,177,270         4.8
                                                                              ---------     -----------        ----

Iron and Steel
POSCO .......................................................      25,200     2,174,416       2,938,403         6.5
                                                                              ---------     -----------        ----
  Hot and cold rolled steel products
Miscellaneous Manufacturing
Daewoo Shipbuilding & Marine Engineering Co., Ltd.+ .........     161,000     1,297,121       2,162,991         4.8
  Naval and commercial ships
Hankook Tire Co., Ltd. ......................................     167,000       848,510       1,152,843         2.5
  Radial tires, batteries and aluminum alloy wheels
Kumho Electric Inc. .........................................      20,700       759,308         716,236         1.6
  Lighting products
Samsung Heavy Industries Co., Ltd. ..........................     190,000       740,629         879,763         2.0
                                                                              ---------       ---------        ----
  Shipbuilding
Total Miscellaneous Manufacturing. ..........................                 3,645,568       4,911,833        10.9
                                                                              ---------       ---------        ----

Retail
Shinsegae Co., Ltd. .........................................       2,100       322,946         421,420         0.9
                                                                              ---------       ---------        ----
  Department store chain

Services
Daelim Industrial Co., Ltd. .................................      34,000       468,846         867,596         1.9
  Civil engineering, architectural and plant construction
Hanjin Shipping Co., Ltd. ...................................      93,000       720,349       1,312,294         2.9
  Marine transportation
Samsung Fire & Marine Insurance Co., Ltd. ...................       4,200       241,515         239,899         0.6
                                                                              ---------       ---------        ----
  Non-life insurance
Total Services ..............................................                 1,430,710       2,419,789         5.4
                                                                              ---------       ---------        ----

Telecommunications
KT Corp. ....................................................      32,200     1,420,307       1,281,470         2.8
  Telecommunications
SK Telecom Co., Ltd. ........................................      12,000     2,551,258       2,119,138         4.7
                                                                              ---------       ---------        ----
  Mobile telecommunications and paging services
Total Telecommunications ....................................                 3,971,565       3,400,608         7.5
                                                                              ---------       ---------        ----


                                            See notes to financial statements.


                                                         8



                                 KOREA EQUITY FUND, INC.
                          SCHEDULE OF INVESTMENTS*--(Continued)
                                    OCTOBER 31, 2003

                                                                                                           % of
                                                                                             Market         Net
                                                                  Shares        Cost         Value        Assets
                                                                  ------        ----         ------       ------

Korea Electric Power Corp. ..................................      22,300     $ 349,271     $ 430,549      1.0
                                                                            -----------    ----------     ----
  Power supplier

TOTAL KOREAN EQUITY SECURITIES ..............................                31,826,906    44,868,421     99.3
                                                                            -----------    ----------     ----
TOTAL INVESTMENTS ...........................................                31,826,906    44,868,421     99.3
                                                                            -----------    ----------     ----
OTHER ASSETS LESS LIABILITIES, NET ..........................                   335,725       335,726      0.7
                                                                            -----------    ----------     ----
NET ASSETS ..................................................               $32,162,631    $45,204,14    100.0
                                                                            ===========    ==========    =====




*The description following each investment is unaudited and not covered by the Report of Independent Auditors. +Non-income producing securities.




            Portfolio securities and foreign currency holdings were translated at the following exchange rate as of October 31, 2003.

          Korean won               KRW                 1,183.50 = $1.00






                                         See notes to financial statements.



                                       KOREA EQUITY FUND, INC.

                                STATEMENT OF ASSETS AND LIABILITIES

                                          OCTOBER 31, 2003


ASSETS:

   Investments in securities, at market value (cost--$31,826,906).......................       $44,868,421
   Prepaid expenses ....................................................................             3,540
   Cash ................................................................................           505,162
                                                                                               -----------
          Total Assets .................................................................        45,377,123


LIABILITIES:
   Accrued management fee ..............................................................            34,942
   Other accrued expenses ..............................................................           138,034
                                                                                               -----------
          Total Liabilities ............................................................           172,976
                                                                                               -----------


NET ASSETS:
   Capital stock (par value of 8,409,000 shares of capital stock outstanding, authorized
     100,000,000, par value $0.10 each) ................................................           840,900
   Paid-in capital .....................................................................        80,289,576
   Accumulated net realized loss on investments and foreign currency transactions ......      (48,967,845)
   Unrealized net appreciation on investments and foreign exchange .....................        13,041,516
                                                                                               -----------
          Net Assets ...................................................................       $45,204,147
                                                                                               ===========
   Net asset value per share ...........................................................            $ 5.38
                                                                                               ===========



                                      See notes to financial statements.


                                                    10



                                     KOREA EQUITY FUND, INC.

                                     STATEMENT OF OPERATIONS

                               FOR THE YEAR ENDED OCTOBER 31, 2003


INCOME:


Dividend income (less $130,664 withholding taxes) .............................      $661,240
Interest income ...............................................................         9,085
       Total Income ...........................................................                        $   670,325
                                                                                                       -----------



EXPENSES:
Management fee ................................................................       403,889
Legal fees ....................................................................       200,276
Custodian fees ................................................................        82,820
Auditing and tax reporting fees ...............................................        55,094
Shareholder reports ...........................................................        51,882
Directors' fees and expenses ..................................................        34,675
Registration fees .............................................................        25,837
Annual meeting expenses .......................................................        23,065
Transfer agency fees ..........................................................        15,745
Miscellaneous fees ............................................................         7,855
Insurance expenses ............................................................         3,178
                                                                                     --------
       Total Expenses .........................................................                            904,316
       Waived Management fee ..................................................                           (54,181)
                                                                                                       -----------
       Net Expenses ...........................................................                            850,135
                                                                                                       -----------
INVESTMENT LOSS--NET ..........................................................                          (179,810)
                                                                                                       -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain/(loss) on investments and foreign currency transactions:
Net realized gain on investments ..............................................                            293,774
Net realized gain on foreign exchange .........................................                            619,622
                                                                                                       -----------
Net realized gain on investments and foreign exchange .........................                            913,396
                                                                                                       -----------
Change in net unrealized appreciation on investments ..........................                          8,187,983
Change in net unrealized appreciation on translation of foreign currency and
other assets and liabilities denominated in foreign currency ..................                            260,784
                                                                                                       -----------
Net realized and unrealized gain on investments and foreign exchange ..........                          9,362,163
                                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................                         $9,182,353
                                                                                                       ===========




                                            See notes to financial statements.


                                                        11


                                           KOREA EQUITY FUND, INC.

                                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                          For the Year Ended
                                                                                            October 31,
                                                                                    2003                   2002
                                                                                    ----                   ----

FROM INVESTMENT ACTIVITIES:
     Net investment loss ..................................................     $ (179,810)           $  (418,078)
     Net realized gain on investments .....................................         293,774              5,984,688
     Net realized gain/(loss) on foreign exchange .........................         619,622              (796,613)
     Change in net unrealized appreciation on investments .................       8,187,983              1,548,574
     Change in net unrealized appreciation on translation of foreign currency and other assets and liabilities denominated in
       foreign currency ...................................................         260,784              2,532,702
                                                                                -----------           ------------
     Increase in net assets derived from activities .......................       9,182,353              8,851,273


NET ASSETS:
    Beginning of year .....................................................      36,021,794             27,170,521
                                                                                -----------           ------------
    End of year ...........................................................     $45,204,147            $36,021,794
                                                                                ===========            ===========






                                            See notes to financial statements.


                                                        12

                           KOREA EQUITY FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS


1.   Significant Accounting Policies

     Korea Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean equities. The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

     (a) Valuation of Securities--Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market (as opposed to the OTC market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     (b) Foreign Currency Transactions--Transactions denominated in Korean won ("Won") are recorded in the Fund's records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the close of the year. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at October 31, 2003. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at October 31, 2003, resulting from changes in the exchange rate.

     (c) Security Transactions, Investment Income, Distributions to Shareholders--Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

     Distributions from net investment income and net realized capital gains are determined in accordance

                           KOREA EQUITY FUND, INC.

with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition--"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

     (d) Capital Account Reclassification--For the year ended October 31, 2003, the Fund's paid-in-capital was decreased by $8,326,866 with decrease in accumulated net investment loss of $179,810 and decrease in accumulated net realized loss on investments and foreign currency transactions of $8,147,056. The adjustment was primarily a result of the reclassification of net investment and foreign exchange losses.

     (e) Income Taxes--A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

     Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

     (f) Subscription for New Shares--As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by South Korean companies.

     (g) Use of Estimates in Financial Statement Preparation--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     (h) Concentration of Risk--A significant portion of the Fund's net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

     (i) Indemnifications--Under the Fund's organizational documents its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

                           KOREA EQUITY FUND, INC.

2.   Management Agreement and Transactions With Affiliated Persons

     Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A." or the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. ("NAM"), as investment adviser for the Fund, and effective July 24, 2001, the Shareholders approved NAM retaining its wholly owned subsidiaries Nomura Asset Management Hong Kong Limited (NAM-Hong Kong") and Nomura Asset Management Singapore Limited ("NAM-Singapore") as investment sub-advisors for the Fund.

     As compensation for its services to the Fund, the Manager receives a monthly fee computed daily, at the annual rate of 1.10% of the Fund's average weekly net assets. Effective June 30, 2000, the Manager voluntarily reduced its management fee from 1.10% to 0.95% of the Fund's average weekly net assets. This reduction will remain in effect unless the Manager and the Board of Directors of the Fund mutually agree to reinstate the full management fee. For services performed, NAM receives a monthly fee from the Manager at the annual rate of 0.55% of the average weekly net assets of the Fund. Effective July 24, 2001 for services performed, NAM-Hong Kong and NAM-Singapore received a monthly fee from NAM at an annual rate of 0.05% of average weekly net assets of the Fund. On November 13, 2001, NAM delegated investment discretion over the Fund's assets to NAM-Singapore. NAM now pays NAM-Singapore 0.25% of average weekly net assets of the Fund. Under the Management Agreement, the Fund paid or accrued fees, after the voluntary waiver, to the Manager of $349,708 for the year ended October 31, 2003. For the year ended October 31, 2003, the Manager informed the Fund that NAM received fees of $202,462 from the Manager. In addition, the Fund was informed that NAM-Hong Kong and NAM-Singapore received fees of $10,123 and $50,616, respectively from NAM. At October 31, 2003, the fee payable to the Manager by the Fund was $34,942.

     Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for the unaffiliated Directors aggregated $34,675 for the year ended October 31, 2003.


3.   Purchases and Sales of Investments

     Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the year ended October 31, 2003 were $21,321,906 and $20,614,557, respectively.


     As of October 31, 2003, net unrealized appreciation on investments, exclusive of short-term securities, for Federal income tax purposes was $13,028,953 of which $13,685,187 related to appreciated securities and $656,234 related to depreciated securities. The aggregate cost of investments, exclusive of short-term securities, at October 31, 2003 for Federal income tax purposes was $32,175,194. During the year ended October 31, 2003, the Fund utilized capital loss carryforwards of $756,633. The Fund has a capital loss carryforward as of October 31, 2003 of approximately $48,955,282 of which $3,203,082 expires on October 31, 2004, $5,210,727 expires on October 31, 2005, $20,128,015 expires on October 31, 2006, $6,271,812 expires on October
31, 2007, $7,181,610 expires on October 31, 2008 and $6,960,036 expires on
October 31, 2009.

                           KOREA EQUITY FUND, INC.



FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year:

                                                                    For the Year Ended
                                                                        October 31,
                                                       2003      2002      2001      2000       1999
                                                       ----      ----      ----      ----       ----


Net asset value, beginning of year ..............     $4.28     $3.23     $3.52     $5.63      $2.78
                                                      -----     -----     -----     -----      -----
  Net investment loss ...........................    (0.02)    (0.05)    (0.03)    (0.03)     (0.04)
  Net realized and unrealized gain (loss) on
    investments and foreign currency ............      1.12      1.10    (0.26)    (2.08)       2.89
                                                      -----     -----    ------    ------      -----
  Total from investment operations ..............      1.10      1.05    (0.29)    (2.11)       2.85
                                                      -----     -----    ------    ------      -----

Net asset value, end of year ....................     $5.38     $4.28     $3.23     $3.52      $5.63
                                                      =====     =====     =====     =====      =====

Market value, end of year .......................     $4.65    $3.730    $2.620    $2.625     $4.375
Total investment return+ ........................     24.7%     42.4%    (0.2%)   (40.0%)      48.9%
Ratio to average net assets/supplemental data:
  Net assets, end of year (000) .................   $45,204   $36,022   $27,171   $29,578    $47,345
  Operating expenses before waiver of a portion
    of the management fee .......................     2.46%     2.50%     3.36%     2.24%      2.22%
  Operating expenses after waiver of a portion
    of the management fee .......................     2.31%     2.35%     3.12%     2.20%      2.22%
  Net investment loss ...........................   (0.49%)   (1.10%)   (1.02%)   (0.60%)    (0.78%)
  Portfolio turnover ............................      58%        99%      37%        50%        34%


----------------
+ Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.




                                 See notes to financial statements.


                                                 16



                                           KOREA EQUITY FUND, INC.


                                 INFORMATION PERTAINING TO BOARD OF DIRECTORS

Certain biographical and other information relating to each Director who is an "interested person," as defined in the Investment Company Act of 1940, of the Fund is set forth below:


                                                                                                                        Other
                                              Term of                                               Number of          Public
                            Position(s)     Office and                                             Funds in the     Directorships
Name, Address and Age      Held with the     Length of         Principal Occupation(s)             Fund Complex      Held by the
     Of Director              Fund          Time Served         During Past Five Years               Overseen*        Director
---------------------      -------------    ------------     --------------------------------      --------------   -------------


Yasushi Suzuki (49)***     President        President        President of the Fund since May       2 registered         None
180 Maiden Lane            and Director     and Director     2003; President and Director of       investment
New York, New York                          since May        NAM-U.S.A. since May 2003;            companies
10038                                       2003             Management Executive of NAM           consisting of
                                                             from 1998 to April 2003.              2 portfolios

John F. Wallace (74)****   Director         Director         Vice President of the Fund from       2 registered         None
17 Rhoda Street                             since 1993       1997 to 2000 and Secretary and        investment
West Hempstead,                                              Treasurer of the Fund from 1990       companies
New York 11552                                               to 1997; Senior Vice President of     consisting of
                                                             NAM-U.S.A. from 1981 to 2000,         2 portfolios
                                                             Secretary from 1976 to 2000,
                                                             Treasurer from 1984 to 2000 and
                                                             Director from 1986 to 2000.


-----------------

* Each nominee, if elected, will serve as a Director until the next Annual Meeting of Shareholders and until his successor is elected and qualified or until his earlier resignation or removal.
** In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc. (formerly Japan OTC Equity Fund, Inc.) at March 3, 2003.
*** Mr. Suzuki is a director and President of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser. Mr. Suzuki is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions as President of the Fund, and as President and Director of NAM-U.S.A. and former Management Executive, Senior Officer and Director of NAM. Effective May 8, 2003, Mr. Kazuhiko Hama resigned as President and Director of the Fund and Mr. Yasushi Suzuki was elected as President and Director of the Fund.
**** Mr. Wallace is a director of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser. Mr. Wallace is an "interested person," as defined in the Investment Company Act, of the Fund based on the positions he has previously held with the Fund and NAM-U.S.A.



                                                 KOREA EQUITY FUND, INC.

Certain biographical and other information relating to the Directors who are not "interested persons," as defined in the Investment Company Act of 1940, of the Fund is set forth below:



                                                                                                                        Other
                                                                                                      Number of         Public
                               Position(s)     Term of Office                                        Funds in the    Directorships
Name, Address and Age         Held with the    and Length of       Principal Occupation(s)           Fund Complex     Held by the
     of Director                  Fund         Time Served         During Past Five Years             Overseen*        Director
---------------------------   -------------    -------------- -----------------------------------    -------------   -------------

William G. Barker, Jr. (70)     Director       Director       Consultant to the television indus-    2 registered         None
111 Parsonage Road                             since 1993     try since 1991.                        investment
Greenwich, Connecticut                                                                               companies
06830                                                                                                consisting of
                                                                                                     2 portfolios

Chor Weng Tan (66)              Director       Director       Managing Director for Education,       2 registered         None
3 Park Avenue                                  since 1993     The American Society of Mechan-        investment
New York, New York                                            ical Engineers since 1991; Direc-      companies
10016                                                         tor, U.S.-China Education Foun-        consisting of
                                                              dation since 1992.                     2 portfolios

Arthur R. Taylor (67)           Director       Director       President of Muhlenberg College        2 registered         None
339 North Leh Street                           since 1993     from 1992 to 2003; Chairman of         investment
Allentown, Pennsylvania                                       Arthur R. Taylor & Co. (investment     companies
18104                                                         firm) since 1980.                      consisting of
                                                                                                     2 portfolios


------------------
* Each nominee is a director of Japan Smaller Capitalization Fund, Inc. (formerly Japan OTC Equity Fund, Inc.) for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and each is a member of the Audit and Nominating Committees of Japan Smaller Capitalization Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.
** Each nominee, if elected, will serve as a Director until the next Annual Meeting of Shareholders and until his successor is elected and qualified or until his earlier resignation or removal.


                                      KOREA EQUITY FUND, INC.

                          INFORMATION PERTAINING TO THE OFFICERS OF THE FUND


Certain biographical and other information relating to the officers of the Fund is set forth below:


 Name, Address* and      Position(s) Held with   Term of Office** and                    Principal Occupation(s)
   Age of Officers             the Fund          Length of Time Served                   During Past Five Years
----------------------   ---------------------   ---------------------       ------------------------------------------------

Yasushi Suzuki (49)         President and        President since 2003        President and Director of NAM-U.S.A. since
                            Director                                         May 2003; Management Executive of NAM
                                                                             from 1998 to April 2003.

Keisuke Haruguchi (52)      Vice President       Vice President since        Senior Vice President and Director of NAM-
                                                         1999                U.S.A. since 1999; Senior Manager of NAM
                                                                             from 1997 to 1998.

Kenneth L. Munt (56)        Vice President       Vice President since        Senior Vice President and Secretary of NAM-
                            and Secretary                2001                U.S.A. since 1999; Senior Vice President of Hu-
                                                                             man Resources for Middlesex Mutual Assur-
                                                                             ance Company from 1996 to 1999.

Rita Chopra-Brathwaite      Treasurer            Treasurer since 2002        Vice President of NAM-U.S.A. since 2001: As-
(34)                                                                         sistant Vice President of NAM-U.S.A. from 1999
                                                                             to 2000. Senior Accounting Manager from 1997
                                                                             to 1998.

Neil Daniele (42)           Secretary            Secretary since 2002        Senior Vice President of NAM U.S.A. Inc. since
                                                                             2002; Vice President and Compliance  Officer of
                                                                             Munich Re Capital Management Corp. from
                                                                             2001 to 2002; Vice President of AIG Global
                                                                             Investment Group, Inc. from 2000 to 2001;
                                                                             Compliance  Officer of AIG Global Investment
                                                                             Corp. from 1996 to 2000.


-------------
* The address of each officer listed above is 180 Maiden Lane, New York, New York 10038.
**   Elected by and serves at the pleasure of the Board of Directors.
*** Effective May 8, 2003, Mr. Kazuhiko Hama resigned as President and Director of the Fund and Mr. Yasushi Suzuki was elected as President and Director of the Fund.

                                        KOREA EQUITY FUND, INC.

                              SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

     The 2003 Annual Meeting of the Shareholders of the Fund was held at the Fund's offices, 180 Maiden Lane, New York, New York on May 21, 2003. The purpose of the meeting was to elect five Directors to serve for the ensuing year and to transact such other business as may properly come before the Meeting or any adjournment thereof.

     At the Meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: William G. Barker, Jr., Yasushi Suzuki, Chor Weng Tan, Arthur R. Taylor, and John F. Wallace. No other business was transacted at the meeting.

     The results of the voting at the Annual Meeting are as follows:

1.   To elect the Fund's Board of Directors:


                                                                              % of                               % of
                                                          Shares Voted     outstanding      Shares Voted      outstanding
                                                              For            Shares      Withhold Authority     Shares
                                                          ------------     -----------   ------------------   -----------

William G. Barker, Jr. ...........................         4,968,742          59.1           2,518,172           29.9
Kazuhiko Hama* ...................................         4,814,142          57.2           2,672,772           31.8
Chor Weng Tan ....................................         4,978,842          59.2           2,508,072           29.8
Arthur R. Taylor .................................         4,970,342          59.1           2,516,572           29.9
John F. Wallace ..................................         4,821,831          57.3           2,665,083           31.7


--------------
* Effective May 8, 2003, Mr. Kazuhiko Hama resigned as President and Director of the Fund and Mr. Yasushi Suzuki was elected as President and Director of the Fund. The proxies received for Mr. Hama at the Annual Meeting were voted for Mr. Suzuki as a substitute nominee recommended by the Fund's Board of Directors.

                           KOREA EQUITY FUND, INC.

         REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE

     Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value. Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

     Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

     To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a "country fund," the Fund's NAV is more volatile than might be the case for a fund with a broader investment focus. The Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent sometime extreme volatility of the financial markets in South Korea supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund's ability to pursue its investment objectives. The Directors intend to continue to review, on a quarterly basis, the trading market for the Fund's shares.


                          DIVIDEND REINVESTMENT PLAN

     The Dividend Reinvestment Plan (the "Plan") is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, Equiserve Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

                           KOREA EQUITY FUND, INC.

     Purchases will be made by the Plan Agent from time to time on the New
York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended October 31, 2003, the Fund did not purchase any shares in the open market or issue any new shares for dividend reinvestment purposes.

     Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder's own name and must be in writing and should include the shareholder's name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder's shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such

                            KOREA EQUITY FUND, INC.

election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

     The Plan Agent will maintain all shareholders accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.





------------------------------------------------------------------------------
                           PROXY POLICY INFORMATION

A copy of the Fund's proxy voting policies and procedures is available without charge, upon request, by contacting NAM-U.S.A. at (800) 833-0018.
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                        SHAREHOLDER ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, Equiserve Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.
------------------------------------------------------------------------------




BOARD OF DIRECTORS                                                                           ------------------------------------
William G. Barker, Jr.                                                                       ------------------------------------
Yasushi Suzuki
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Yasushi Suzuki, President
Keisuke Haruguchi, Vice President
Kenneth L. Munt, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary

MANAGER
Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.nomura-asset.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.                                                                       KOREA
1-12-1 Chome Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS                                                                                Equity
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central Hong Kong, Hong Kong                                                                          Fund, Inc.

Nomura Asset Management Singapore Limited
6 Battery Road 34-02 Singapore,
Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

COUNSEL                                                                                             ANNUAL REPORT
Sidley Austin Brown & Wood LLP
787 Seventh Avenue
New York, New York 10019                                                                          OCTOBER 31, 2003

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of The Americas
New York, New York 10036-2798

KOREA EQUITY FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936

This Report, including the Financial Statements, is transmitted to the Share-
holders of Korea Equity Fund, Inc. for their information. This is not a prospec-
tus, circular or representation intended for use in the purchase of shares of
the Fund or any securities mentioned in the Report.                                          ------------------------------------
                                                                                             ------------------------------------


                                                               24

ITEM 2.  CODE OF ETHICS
------------------------------------------------------------------------------
(a) As of October 31, 2003, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c) There were no amendments during the fiscal year ended October 31, 2003 to a provision of the code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.
(d)      Not applicable.
(e)      Not applicable.
(f)      A copy of the Registrant's code of ethics is attached as an exhibit.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

______________________________________________________________________________
The Registrant's Board of Directors has determined that the Board of Directors currently does not have an Audit Committee Financial Expert serving on its Audit Committee. However, the members of the Audit Committee, who represent all of the non-interested directors of the Registrant, after considering all factors they deem relevant, including (1) the diverse business background and length of service of each member and (2) the Registrant's closed-end structure and investment objective, have determined that, as a group, they have the attributes of persons considered by the Securities and Exchange Commission to provide appropriate oversight in connection with preparation of the Registrant's financial statements.

The Registrant's Nominating Committee, which is comprised of all of the Registrant's non-interested directors, has completed a search to identify an independent director to fill an existing vacancy on the Board of Directors. In connection with its search, the Nominating Committee determined that it was important to seek a qualified candidate with a demonstrated financial and accounting background. The Nominating Committee believes that the candidate selected has the attributes and qualifications of an Audit Committee Financial Expert and expects to make its determination in this regard before the Registrant's semi-annual report with respect to the six-month period ended April 30, 2004 is sent to the Registrant's shareholders.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
------------------------------------------------------------------------------
Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
------------------------------------------------------------------------------
(a) The Registrant's Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. Currently, Messrs. William G. Barker, Chor Weng Tan and Arthur R. Taylor are members of the Audit Committee.

(b)      Not applicable.



ITEM 6.  [RESERVED]
------------------------------------------------------------------------------



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------------
The Registrant has delegated proxy voting responsibilities to its investment adviser, subject to the Board of Directors' general oversight. The investment adviser has adopted its own Policy and Process on Corporate Governance and Proxy Voting for this purpose. The Policy and Process is set forth below.


          Policy and Process on Corporate Governance and Proxy Voting

                            NOMURA ASSET MANAGEMENT

                       NOMURA ASSET MANAGEMENT CO., LTD.
                      NOMURA ASSET MANAGEMENT U.S.A. INC.
                     NOMURA ASSET MANAGEMENT U.K. LIMITED
                   NOMURA ASSET MANAGEMENT SINGAPORE LIMITED
                   NOMURA ASSET MANAGEMENT HONG KONG LIMITED

                                  August 2003


I.     Basic Policy for Proxy Voting

This policy regarding proxy voting has been adopted by Nomura Asset Management Co., Ltd. ("NAM") and its investment advisory subsidiaries (listed on Schedule
1). These companies are hereinafter collectively referred to as "Nomura Asset Management". The overall objective of Nomura Asset Management is to increase the value of its clients' investments. We recognize that the power to influence management through voting rights is an effective way to achieve such an objective. Nomura Asset Management believes the right to vote proxies is an important financial asset that must be managed with the same care and diligence as any other client asset. We exercise proxy voting decisions solely in the best interests of our clients and will acquire a company's equity securities only because we believe it is good investment. We will not acquire equity securities to obtain control of an issuer.

II.    Organizational Structure for Proxy Voting Process

The Proxy Voting Committee is primarily responsible for making final determinations on proxy voting for Nomura Asset Management. The day-to-day operational activities relating to proxy voting are performed at each of the departments within Nomura Asset Management.

Notwithstanding the foregoing, proxy voting shall be instructed through NAM's overseas affiliates which owe a primary responsibility for proxy voting under the investment advisory agreements entered into with their clients.

1.  Proxy Voting Committee

The Proxy Voting Committee develops the firm's positions on specific voting issues, creates proxy voting guidelines (the "Proxy Voting Guidelines"), and has oversight responsibility over the proxy voting process. From time to time, it shall have direct decision-making input on a company's specific proxy voting matters, as more fully described in Section V of this Policy. NAM's Board of Directors appoints the Chairman of the Proxy Voting Committee, who, in turn, appoints the other members of the Committee. The Proxy Voting Committee may be held whenever necessary.

2. Fund Administration Division (Fund Operation Department and Fund Accounting Department)

For accounts for which NAM serves as manager, its Fund Administration Division has the primary responsibility for handling proxy voting instructions. The Division also provides necessary supports to NAM's overseas affiliates with respect to their accounts.

For a Japanese issuer, Fund Administration Division classifies the proxy materials received from the custodian depending upon whether (i) it is a company on the Watch List (as defined in Section VI below), (ii) its proxy agenda includes any extraordinary items (defined as an item not considered as "routine agenda". See III.) and (iii) its audit opinion attached to the company's financial statement is qualified. If a company meets one or more of the foregoing conditions, the company's proxy materials shall be forwarded to NAM's Corporate Research Department for its review. If none of the conditions apply to a company, Fund Administration Division shall instruct the custodian to vote for the agenda. For the agendas that have been forwarded to Corporate Research Department, Fund Administration Division shall instruct the custodian to vote in accordance with the determinations made by Corporate Research Department, or when necessary, the Proxy Voting Committee.

For a non-Japanese issuer, Fund Administration Division, after receiving the proxy materials from the custodian, shall forward such materials to either Corporate Research Department (for Japanese investment trusts) or Equity Investment Department (for NAM's institutional clients). If proxy materials are available through other information sources, Corporate Research

Department or Equity Investment Department may rely upon the information from such sources. Fund Administration Division shall instruct the custodian to vote in accordance with the determinations made by Corporate Research Department or Equity Investment Department based on the recommendations made by the overseas affiliates, or when necessary, the determinations made by the Proxy Voting Committee. Records of the proxy voting instructed shall be maintained.

3.  Operations Department at Overseas Affiliate

The operations department of each overseas affiliate ("Overseas Operations Department") generally handles proxy voting instructions in accordance with the investment advisory agreements entered into with its client. The Overseas Operations Department shall also provide necessary supports to NAM or other overseas affiliates with respect the accounts of NAM or other overseas affiliates.

The Overseas Operations Department, after receiving the proxy materials from the custodian, shall forward, if necessary, such materials to NAM or other relevant overseas affiliates. If proxy materials are available through other information sources, NAM or other relevant overseas affiliates may rely upon the information from such sources. After having the agenda reviewed by NAM or other relevant overseas affiliates, the Overseas Operations Department shall instruct the custodian to vote. Records of the proxy voting instructed shall be maintained.

4.  Corporate Research Department

NAM's Corporate Research Department, through the support it provides to the Proxy Voting Committee, plays an important role in the review of proxy materials.

For Japanese issuers, Corporate Research Department is responsible for preparing, reviewing and maintaining the Watch List. Corporate Research Department reviews the proxy materials received from Fund Administration Division and informs of their determinations on proxy voting. When Corporate Research Department believes that further review is necessary, Corporate Research Department requests the Proxy Voting Committee to deliberate on a specific agenda in question. Corporate Research Department shall inform Fund Administration Department of the Proxy Voting Committee's determinations in a timely manner. Corporate Research Department shall keep the minutes of the Proxy Voting Committee meeting.

Corporate Research Department also reviews the proxy materials received from NAM's overseas affiliates. Corporate Research Department shall provide its determinations on proxy voting through the process described above to the relevant overseas affiliate.

For non-Japanese issuers whose equity securities are held in Japanese investment trust portfolios, Corporate Research Department, after receiving the proxy materials from Fund Administration Division, shall forward such materials to the relevant overseas affiliates. The recommendations of the overseas affiliates are delivered to Corporate Research Department. General Manager of Corporate Research Department is responsible for the final determinations on proxy voting, or when necessary, may refer a specific agenda to the Proxy Voting Committee.

5.  Equity Investment Department

NAM's Equity Investment Department plays an important role in handling proxy voting for non-Japanese issuers whose equity securities are held in NAM's institutional accounts. Equity Investment Department, after receiving the proxy materials received from Fund Administration Division, shall forward such materials to the relevant overseas affiliates. The recommendations of the overseas affiliates are delivered to Equity Investment Department. General Manager of Equity Investment Department is responsible for the final determinations on proxy voting, or when necessary, may refer a specific agenda to the Proxy Voting Committee.

Equity Investment Department also provides its determinations on proxy voting to the overseas affiliates managing Japanese equity accounts. When Equity Investment Department finds that (i) a company is on the Watch List, (ii) its proxy agenda includes any extraordinary items, or (iii) its audit opinion attached to the company's financial statement is qualified, the company's proxy materials shall be forwarded to Corporate Research Department, and otherwise, Equity Investment Department shall recommend the overseas affiliate to vote for the agenda.

6.  Investment Department at Overseas Affiliate

The investment department of each overseas affiliate ("Overseas Investment Department") handles proxy voting for non-Japanese issuers whose equity securities are held in NAM's Japanese investment trust portfolios and institutional accounts. The Overseas Investment Department is responsible for providing recommendations for proxy voting for the issuers in its region, i.e., Nomura Asset Management U.S.A. Inc. is responsible for North American equity proxy voting recommendations, Nomura Asset Management U.K. Limited is responsible for European equity proxy voting recommendations, and Nomura Asset Management Singapore Limited is responsible for Asian equity recommendations. When necessary, other Overseas Investment Departments may provide to the relevant Overseas Investment Department their recommendations about a certain issuer even if the issuer is not in its region. In addition, the Overseas Investment Department may utilize third party proxy voting service providers (e.g., Institutional Shareholder Services (ISS)) to formulate their recommendations. These recommendations are delivered to NAM's Corporate Research Department or Equity Investment Department.

The Overseas Investment Departments also provide proxy voting recommendations to other overseas affiliates managing non-Japanese equity accounts. For such accounts, the Overseas Operations Department sends voting information to the relevant overseas affiliate and instructs the custodian as recommended. The relevant overseas affiliate shall make the determinations on proxy voting through the process described above.

III.   Proxy Voting Process for Japanese Equities

Nomura Asset Management carries out the following proxy voting process for Japanese equities:

1. Corporate Research Department prepares, reviews and maintains the Watch List.
2. Fund Administration Division classifies the proxy materials received from the custodian into companies: 1) which are on the Watch List, 2) their proxy agenda includes any extraordinary items (defined as an item not considered as "routine agenda." See III.), and 3) their audit opinion attached to their financial statement is qualified.
3. If none of the conditions stated above applies to a company, Fund Administration Division then instructs the custodian to vote for the agenda.
4. When Fund Administration Division finds that (i) the company is on the Watch List, (ii) the proxy agenda includes any extraordinary item, or (iii) its audit opinion attached to the company's financial statement is qualified, the proxy material is then forwarded to Corporate Research Department for its review.
5. Corporate Research Department reviews the agenda and when they find that the agenda has any problem, details are sent to the Proxy Voting Committee for its deliberation. When Corporate Research Department determines that there is no problem involved, Corporate Research Department informs Fund Administration Division of its determinations on proxy voting.
6. The Proxy Voting Committee closely reviews the agenda in accordance with the Proxy Voting Guidelines. When the Proxy Voting Committee finds a specific agenda would not be in the clients' best interests, the Proxy Voting Committee shall determine whether to abstain from or vote against, such specific agenda. The Proxy Voting Committee's determinations shall be informed to Fund Administration Division.
7. The agendas reviewed by the Proxy Voting Committee shall be reported to the NAM's Management Committee or Board of Directors.
8. For Japanese issuers whose equity securities are held in the overseas affiliates' accounts, the Overseas Operations Department receives the proxy materials from the custodian, and instructs the custodian in accordance with the determinations on proxy voting made by the NAM's Equity Investment Department. When the Equity Investment Department finds that (i) a company is on the Watch List, (ii) its proxy agenda includes any extraordinary item, or (iii) its audit opinion attached to the company's financial statement is qualified, the company's proxy materials shall be forwarded to Corporate Research Department for its review, and otherwise, Equity Investment Department shall recommend Overseas Operations Department to vote for the agenda. Corporate Research Department shall provide its determinations through the process described above.

Note 1. "Routine agendas" are as follows:

         1.    Appropriation of profit
         2.    Election of directors (uncontested elections only)
         3.    Election of statutory auditors
         4.    Payment of lump sum bonus to retiring directors
         5.    Payment of lump sum bonus to retiring statutory auditors
         6. Amendment to compensation table for directors or statutory auditors
         7. Notwithstanding foregoing, any shareholder proposal is not considered as routine proposals.

IV. Proxy Voting Process for Non-Japanese Equities

Nomura Asset Management carries out the following proxy voting process for non-Japanese equities:

1. For institutional client accounts, cash flow of which is infrequent, Nomura Asset Management shall instruct, in principal, proxy voting with respect to each issuer of equity securities held in its institutional accounts; provided the Company is authorised to do so by the client.
2. For Japanese investment trusts or other open-ended investment vehicles, cash-flow of which is frequent, Nomura Asset Management and its overseas affiliates shall instruct proxy voting on each proxy voting matter; provided, however, that a proxy voting shall not be instructed if the exercise of proxy imposes any restriction on disposal of the securities. Nomura Asset Management, in instructing proxy voting, considers costs and benefits associated therewith.
3. NAM's Corporate Research Department or Equity Investment Department, in accordance with the Proxy Voting Guidelines, prepares, reviews and maintains the Watch List or list of companies that potentially have problems in terms of clients' best interests.
4. NAM's Fund Administration Division, after receiving the proxy materials from the custodian, shall forward such materials to Corporate Research Department or Equity Investment Department. If proxy material are available through other information sources, they may rely upon the information from such sources.
5. If the custodian has not sent a proxy material, Corporate Research Department or Equity Investment Department may seek information through other informational sources such as third party information venders.
6. Corporate Research Department or Equity Investment Department shall forward the proxy materials to the relevant overseas affiliates. The proxy materials that are available through other information sources may be used in lieu of their hardcopies.
7. Each overseas affiliate sends its proxy voting recommendations to Corporate Research Department or Equity Investment Department. The overseas affiliates may utilize third party proxy voting service providers to formulate their recommendations.
8. Corporate Research Department or Equity Investment Department, after reviewing the proxy voting recommendations from the overseas affiliates, shall inform Fund Administration Division of its determinations. Fund Administration Division shall instruct the custodian to vote in accordance therewith. When necessary, General Manager of Corporate Research Department or Equity Investment Department may refer a specific agenda to the Proxy Voting Committee for its review. The Proxy Voting Committee closely reviews the agenda in accordance with the Proxy Voting Guidelines. If the Proxy Voting Committee believes the agenda referred to is not in our clients' best interests, it shall determine either to abstain from or vote against, such agenda. The determinations of the Proxy Voting Committee shall be informed to Fund Administration Division. The agendas reviewed by the Proxy Voting Committee shall be reported to NAM's Management Committee or Board of Directors.
9. Corporate Research Department and Equity Investment Department shall maintain records of the proxy voting recommendations.
10. Fund Administration Division shall maintain records of the proxy voting instructed.
11. For non-Japanese issuers whose equity securities are held in the overseas affiliate's accounts, the Overseas Operations Department receives the proxy materials from the custodian, and instructs the custodian in accordance with the proxy voting recommendations made by the Overseas Investment Department of other relevant overseas affiliate. The Overseas Investment Department shall provide its recommendations through the process described above.

V.     Proxy Voting Guidelines

The Proxy Voting Committee closely examines company voting agendas under the cases listed below. If it believes that a specific agenda is not in our clients' best interests, the Proxy Voting Committee shall decide either to abstain from or vote against, such agenda.

1) If it is publicly announced that the issuer violated the law or otherwise its conduct severely harms social interests. In such cases, Nomura Asset Management would vote for shareholder social or political proposals only if it enhances investment value.
2) If the issuer's audit opinion is qualified (for Japanese equity securities).
3) If the issuer's disclosure is inadequate and deemed to be considerably harmful to the investor interest.
4) If the issuer continuously reports poor business results and its management's efforts for improvement are found to be inadequate.
5) If the issuer plans a substantial change in its financial or business strategy and such plan has the potential to severely harm the shareholder interest or the issuer's long-term business development. Notwithstanding the foregoing, Nomura Asset Management may vote for such a plan in consideration of the reasonable business judgment.
6) If the issuer's board of directors or statutory auditors do not provide an adequate level of internal control and is likely to harm shareholder interest.
7) If an extraordinary agenda such as amendment to articles of incorporation is proposed which is likely to harm shareholder value.
8) For a shareholder proposal, the Proxy Voting Committee makes the final determination based upon whether the proposal would contribute to higher shareholder value.

VI.      The Watch List

Instructing exercise of proxy voting appropriately and effectively is often made difficult by the large number of proxies and information to be processed. In order to facilitate the proxy voting process, Nomura Asset Management shall screen its investments based on certain predetermined criteria to create a list of the problematic companies that requires increased review (the "Watch List"). A separate Watch List is created for Japanese and non-Japanese issuers.

1. Watch List Criteria for Japanese Companies: A Japanese company shall be placed on the Watch List if:

         a. it is publicly announced that the company violated the law and/or if it was determined that the company's conduct severely harms social interests;
         b. the company's disclosure is determined to be inadequate, or its financial strategy and/or business operations are deemed to pose a severe threat to shareholders' interests and to the company's future business developments, or it is deemed that its internal control program is inadequate and is likely to harm shareholder interests;
         c.       it meets one or more of the following conditions:
                  i. the company has an accumulated deficit in the most recent accounting period;

                  ii. the company has reported losses or has paid no dividend for the past three accounting periods;
                  iii. the company has reported losses or has paid no dividend for the past five accounting periods, and has an accumulated deficit in the most recent accounting period.
        d.        it meets one or more of the following conditions:
                  i. the company's net financial assets exceed its the total market capitalization;
                  ii. the company' s net financial assets exceed 50 percent of its total sales;
                  iii. the company's net financial assets exceed 50 percent of its total assets;
                  iv.   the company's ROE is below 5 percent.
                        (The term "net financial asset" shall equal current assets less current liabilities)
        e.        it meets one or more of the following conditions:
                  i. For a company listed on the First Section of either of Tokyo, Osaka, or Nagoya Stock Exchanges, its annual investment return has belonged to the worst quartile of its TSE 33 industry sector during the past three years.
                  ii For a company listed on the Second Section of either of Tokyo, Osaka, or Nagoya Stock Exchanges, its annual investment return has belonged to the worst quartile of its TSE 33 industry sector during the past three years.
                  iii For a company traded on an OTC market, its annual investment return has belonged to the worst quartile of the entire OTC stocks during the past three years.

2. Watch List Criteria for non-Japanese Issuers: A non-Japanese company shall be placed on the Watch List if:

         a.       if it meets one or more of the following conditions:
                  i. its investment return has been below the sector index return (i.e., an index based upon the MSCI's 10 sectors) by 40 percent for the past three years, and if the company has reported losses (computed on earnings per share basis) for the past three accounting periods. If sector classification information is not available for a certain company, the company is compared to the MSCI country index to which the issuer belong;
                  ii. its investment return has been below the sector return index (i.e., an index based upon the MSCI's 10 sectors) by 70 percent for the past three years. If sector classification information is not available with respect for a certain company, the company is compared within the MSCI country index to which the issuer belongs;
                  iii. when Nomura Asset Management holds more than 1 percent of all the outstanding shares of a certain issuer.
         b. Corporate Research Department or Equity Investment Department shall produce and send the Watch List to the overseas affiliates and other relevant departments. Each overseas affiliate reviews the company on the Watch List, in accordance with the Proxy Voting Guidelines, and may remove a company from the Watch List if it reasonably believes that its inclusion on the list is not warranted. The overseas affiliate, when necessary, may add a company to the Watch List;


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


         c. General Manager of Research Department or Equity Investment Department are responsible for making the final determinations regarding the deletion or addition of certain companies to and from the Watch List. Corporate Research Department or Equity Investment Department shall maintain records of their determinations;
         d. The Watch List generally shall be up-dated on semi-annual basis. Screening criteria shall be reviewed when necessary, and any change to the criteria must be approved by the Proxy Voting Committee.

VII.   Conflicts of Interest

Due to the nature of Nomura Asset Management's business and its large size, it is possible that material conflicts of interest will arise in voting of proxies of public companies (for example, Nomura Asset Management may have a business relationship with an issuer whose securities are held in client portfolios).

When such a material conflict arises, Nomura Asset Management shall vote in accordance with recommendations made by a third party proxy voting service venders (e.g., ISS). A material conflict of interest will occur if Nomura Asset Management is to vote on behalf of its client for a certain issuer with a close business relationship generating revenue of more than 1 percent of the total revenue of Nomura Asset Management and such proxy voting is for the purpose of providing an unjust enrichment to the director, officer, or other affiliate of this issuer. If the revenue from a business relationship with this issuer is more than 0.5 percent of the total revenue of Nomura Asset Management, Nomura Asset Management shall closely examine the agenda to see whether there is any potential conflict of interest.

VIII.  Positions on Special Matters

Corporate Governance

o   Election of Directors
    Nomura Asset Management votes for the management's proposed directors in uncontested elections. For contested elections, we vote for candidates that best serve our clients' best interests. Nomura Asset Management votes, in principal, for proposals calling for a board consisting of directors who are independent of the company, subject to the skills and experience of the candidates. We vote against proposals that stagger the board, if it does material harm to the shareholder's interest.

o   Mergers, Acquisitions and Other Corporate Restructurings
    Nomura Asset Management views all proposals on a case-by-case basis by looking at the financial impact on our clients.

o   Anti-takeover Measures
    Nomura Asset Management will vote, in principal, against proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures may depress the company's market value.


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


    Shareholder Rights Protection Plans (Poison Pills): Shareholder rights plans, typically known as poison pills, often involve issuing stock purchase rights or warrants to shareholders. These rights or warrants are usually not exercisable unless a hostile takeover offer is tendered or a potential acquirer of the company purchases a specific percentage of the shares. Typically, the plan will allow the rights holders to purchase shares from, or sell shares to, the company at very favorable prices. This increases the costs to the potential acquirer, thus making the takeover less attractive.

    Nomura Asset Management recognizes that there are arguments in favor and against shareholder rights plans (i.e., "Poison Pills"). Therefore, we support, in principal, proposals that ask that shareholders to approve such plans. Nomura Asset Management will assess shareholder rights plans on a case-by-case basis, generally supporting plans designed to protect shareholder value rather than to insulating the board and management.

    Supermajority Provisions: Supermajority voting requires the vote of more than a simple majority (typically 66.7% to 80% of the vote) to approve a decision or transaction. Supermajority voting can limit the ability of shareholders to effect change by essentially giving veto power to a large minority shareholder or group of minority shareholders. As a result, Nomura Asset Management will vote against proposals to impose supermajority requirements, while vote for proposals that remove supermajority voting requirements.

Capital Structure Changes

o   Increased Authorized  Common Stocks
    Companies may request increases in authorized stocks for a variety of legitimate business purposes. For example, the additional shares may be used to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings. Nomura Asset Management votes for these proposals in the absence of unusual circumstances. Otherwise, proposals will be voted on a case-by-case basis.

o   "Blank Check" Preferred Stocks
    Nomura Asset Management will highly scrutinize proposals to authorize preferred stocks whose voting, conversion, dividend and distribution, and other rights are determined by the company's board of directors when the stocks are issued ("Blank Check Preferred Stock"). We recognize that Blank Check Preferred Stocks can be used for legitimate financing purposes, but also could be used to thwart hostile but desirable takeovers without shareholder approval. To protect our clients, but still give financial flexibility to management, Nomura Asset Management will vote for the authorization of, or an increase in, Blank Check Preferred Stock in cases where the company expressly states that the stock will not be used as an anti-takeover defense or carry superior voting rights. All other Blank Check Preferred Stock proposals will be handled on a case-by-case basis.

Management Compensation

Nomura Asset Management votes for reasonable compensation of executives, particularly equity-based compensation plans that are linked to the interests of the company's long-term


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


shareholders. We vote against plans that are inconsistent or inequitable with the company's overall financial condition or that would substantially dilute the interests of our clients.

Corporate and Social Responsibility

Nomura Asset Management believes it is management's responsibility to handle ordinary business matters. Rather than arbitrarily impose a judgment on such matters, we will typically abstain from voting on proposals concerning corporate and social policy issues. However, Nomura Asset Management may decide to vote on such issues on a case-by-case basis recognizing that corporate and social responsibility issues sometimes do impact the risk-adjusted financial return of our investments.

Nomura Asset Management
Policy and Process on Corporate Governance and Proxy Voting


Schedule 1

Nomura Asset Management Co., Ltd.
Nomura Asset Management Hong Kong Limited
Nomura Asset Management Singapore Limited
Nomura Asset Management U.K. Limited
Nomura Asset Management U.S.A. Inc.



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
------------------------------------------------------------------------------
Form N-CSR disclosure requirement not yet effective with respect to the Registrant.



ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
------------------------------------------------------------------------------
Form N-CSR disclosure requirement not yet effective with respect to the Registrant.



ITEM 10.  CONTROLS AND PROCEDURES
------------------------------------------------------------------------------

The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.


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


There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.



ITEM 11.  EXHIBITS

------------------------------------------------------------------------------
(a)(1) Code of Ethics.
(a)(2) Certifications of Principal Executive Officer and Principal
       Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a)(3) Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.


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


                                  SIGNATURES
                           ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By: /s/ Yasushi Suzuki
-------------------------------------
Yasushi Suzuki, President
(Principal Executive Officer)

Date:    January 7, 2004
-------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
-------------------------------------
Rita Chopra-Brathwaite, Treasurer
(Principal Financial Officer)

Date:    January 7, 2004
-------------------------------------


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